UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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CURE PHARMACEUTICAL HOLDING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CURE PHARMACEUTICAL HOLDING CORP.

1620 Beacon Place, Oxnard, CA 93033

August 7, 2020

Dear Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of CURE Pharmaceutical Holding Corp., which will be held on Wednesday, September 23, 2020 at 2:00 p.m. Pacific Time, at 1620 Beacon Place, Oxnard, CA 93033, the location of our corporate offices.

At the Annual Meeting, we are asking you to elect our director nominees and to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2020, as described in the accompanying notice. Each of these matters is important, and we urge you to vote in favor of the election of each of the director nominees and the ratification of the appointment of our independent auditor.

We are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. This e-proxy process expedites the delivery of proxy materials to our stockholders, lowers our costs, and reduces the environmental impact of the Annual Meeting. Today, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2019 Annual Report to Stockholders (the “Annual Report”), as well as how to vote via proxy either by telephone, over the Internet, or in person at the Annual Meeting. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive copies of the proxy materials by mail.

It is important that you vote your shares of common stock at the Annual Meeting or by submitting your proxy, regardless of the number of shares that you own. We encourage you to access the proxy materials online and cast your vote using the instructions provided, so that your shares are represented at the Annual Meeting.

We thank you for your ongoing support of CURE Pharmaceutical Holding Corp. and we look forward to the Annual Meeting.

Sincerely,

/s/ Robert Davidson

Robert Davidson

Chief Executive Officer

CURE PHARMACEUTICAL HOLDING CORP.

1620 Beacon Place, Oxnard, CA 93033

Notice of 2020 Annual Meeting of Stockholders

to be held on Wednesday, September 23, 2020

Notice is hereby given that the 2020 Annual Meeting of stockholders (the “Annual Meeting”) of CURE Pharmaceutical Holding Corp. (the “Company”) will be held at 2:00 p.m. Pacific Time, on September 23, 2020 at 1620 Beacon Place, Oxnard, CA 93033.

The Annual Meeting is being held for the following purposes:

1. Election of Directors. To elect the eight directors named in the Proxy Statement to serve until our annual meeting to be held in 2021, or until their successors are duly elected and qualified (“Proposal 1”).

2. Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

3. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors of the Company (the “Board”) recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposal 2.

The Board has fixed the close of business on July 28, 2020 (the “Record Date”) as the record date for determining the holders of our common stock entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only those stockholders of record as of the close of business on the Record Date are entitled to such notice and to vote at the Annual Meeting.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and vote as soon as possible so that your shares can be represented at the Annual Meeting. A stockholder may submit a proxy by following the instructions set forth on the Notice of Internet Availability of Proxy Materials or proxy card. A stockholder who receives a paper copy of the proxy card by mail will also receive a postage-paid, addressed envelope that can be used to return the completed proxy card.

By order of the Board of Directors,

/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

August 7, 2020

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: August 7, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on

September 23, 2020 at 1620 Beacon Place, Oxnard, California 93033:

The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, and 2019 Annual Report to

Stockholders are available at www.curepharmaceutical.com and www.proxyvote.com.

CURE PHARMACEUTICAL HOLDING CORP.

1620 Beacon Place, Oxnard, California 93033

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

September 23, 2020

This Proxy Statement and related materials are being furnished on behalf of the Board of Directors (the “Board”) of CURE Pharmaceutical Holding Corp. (“CURE,” the “Company,” “we,” “us,” or “our”) in connection with the solicitation of proxies by the Board for the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 1620 Beacon Place, Oxnard, California 93033 on Wednesday, September 23, 2020 at 2:00 p.m. Pacific Time, or at any adjournments or postponements thereof. We are providing these materials to holders of record of our common stock as of the close of business on the record date of July 28, 2020 (the “Record Date”) and are first making available or mailing the materials on or about August 7, 2020. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Q: When and where is the Annual Meeting?

A: The Annual Meeting is being held on Wednesday, September 23, 2020 at 2:00 p.m. Pacific Time at the Company’s corporate offices, 1620 Beacon Place, Oxnard, CA 93033. Driving directions to the Annual Meeting may be obtained by contacting the Company at (805) 824-0410.

Q: How can I attend the Annual Meeting?

A: Stockholders may attend the Annual Meeting in-person at the Company’s corporate offices, located at 1620 Beacon Place, Oxnard, CA 93033.

Q: Who is entitled to vote at the Annual Meeting?

A: While all stockholders will be permitted to attend the Annual Meeting, only our stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 51,056,638 shares of our common stock issued and outstanding. Each stockholder has one vote for each share of common stock held as of the Record Date. A list of our stockholders will be available for examination by any stockholder at the Annual Meeting and at our corporate offices, located at 1620 Beacon Place, Oxnard, CA 93033, for a period of 10 days prior to the Annual Meeting.

Q: What materials have been prepared for stockholders in connection with the Annual Meeting?

A: We are furnishing you and other stockholders of record with the following proxy materials, which we refer to as the proxy materials:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which we refer to as the 2019 Annual Report;

•

this Proxy Statement for the 2020 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer to stockholders and a Notice of 2020 Annual Meeting of Stockholders; and

•	a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability or a proxy card, each of which includes a control number for use in submitting proxies.

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These materials were first mailed to stockholders and made available on the Internet on or about August 7, 2020.

If, in accordance with the instructions provided in the Notice of Internet Availability, you request or in the past have requested a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2019 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card.

If, in accordance with the instructions provided in the Notice of Internet Availability, you request or in the past have requested that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2019 Annual Report and this Proxy Statement.

Q: Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?

A: In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders who have not previously elected to receive our proxy materials by mail or e-mail by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs, and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Q: Can I access the proxy materials electronically?

A: Yes. You can access and review the proxy materials for the Annual Meeting at www.proxyvote.com. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you or the proxy card mailed to you to obtain your 16-digit number and other personal information needed to vote by proxy or during the Annual Meeting.

Q: What is a proxy?

A: The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. We recommend that you submit a proxy in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you are unable to attend the Annual Meeting. In voting prior to the Annual Meeting, you will deliver your proxy to Robert Davidson and Mark Udell, which means you will authorize Mr. Davidson and Mr. Udell to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

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Q: What matters will the stockholders vote on at the Annual Meeting?

A: Proposal 1 – Elect eight director nominees to serve until the Annual Meeting to be held in 2021, or until their successors are duly elected and qualified;

Proposal 2 – Ratify the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

To consider and act upon such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

Q: What are the voting options?

A: On Proposal 1, the election of directors, you may vote “FOR” any one or more of the nominees, you may vote “AGAINST” any one or more of the nominees or you may “ABSTAIN” from voting with respect to the election of any one or more of the nominees. On Proposal 2, the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q: What are the Board’s recommendations?

A: The Board recommends that you vote your shares:

•

“FOR” the election of the eight director nominees named in this Proxy Statement to serve until the annual meeting of stockholders to be held in 2021, or until their successors are duly elected and qualified (Proposal 1); and

•	“FOR” the ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card, who are persons designated by the Board and are members of our management team, will vote in accordance with the recommendations of the Board. Management does not know of any matters that will be brought before the Annual Meeting other than those specifically set forth in this Proxy Statement, however, if any other business properly comes before the Annual Meeting, the proxy holders or their substitutes will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Q: What does it mean to be a “stockholder of record”?

A: If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” As a “stockholder of record,” you may vote at the Annual Meeting or vote by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice of Internet Availability.

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Q: What does it mean to be a “beneficial owner” of shares held in “street name”?

A: If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations collectively as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the Voting Instruction Form received from the broker holding your stock.

An organization that holds your beneficially owned shares in street name will generally vote in accordance with the instructions you provide. If your shares are held in a brokerage account and you do not provide the broker with voting instructions with respect to a proposal, the broker’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or a “non-routine” matter.

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The broker generally has discretionary authority to vote your beneficially owned shares on routine items for which you have not provided voting instructions to the broker. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2020 (Proposal 2).

•	The broker generally may not vote on non-routine matters, including the election of directors (Proposal 1).

If the broker (i) has not received your voting instructions and (ii) lacks the authority to vote the shares at their discretion, as with Proposal 1, your shares will constitute “broker non-votes”. As Proposal 2 is considered a discretionary matter, a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

Q: How can I vote my shares?

A: If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the internet by visiting www.proxyvote.com, in accordance with the instructions on the Notice of Internet Availability.

•	By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

•	By Phone: You may vote by calling 1-800-690-6903, in accordance with the instructions on the Notice of Internet Availability.

Please note that Internet and phone proxy voting will close at 11:59 p.m. Eastern Time on September 22, 2020. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

If you hold shares in street name, meaning you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted.

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Q: What happens if I do not give specific voting instructions?

A: If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet or by phone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you hold shares in street name, meaning you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, and do not join and vote at the Annual Meeting or provide the broker, bank, or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank, or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares, which will result in a broker non-vote as defined above.

Q: May I change my vote or revoke my proxy after I return my proxy card or vote online?

A: Yes. If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

•	filing a written notice of revocation with a later date than that of the proxy with our Secretary before the Annual Meeting;

•	voting via the Internet or telephone at a later time;

•	submitting a completed and signed proxy card with a later date; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Attendance at the Annual Meeting will not, by itself, constitute a revocation of a proxy.

Q: What constitutes a quorum?

A: The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, for each share of stock entitled to vote held by such stockholder on the Record Date. Proxies received, but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

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Q: What are the voting requirements to approve the proposals?

A: Assuming that a quorum is present at the Annual Meeting, the voting requirements to approve of each of the proposals to be voted upon at the Annual Meeting are as follows:

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Election of Directors (Proposal 1) – Directors will be elected by a plurality of the votes cast with respect to each director’s election at the Annual Meeting, in person or by proxy. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Similarly, abstentions will have no effect on the outcome of this Proposal. The election of directors is a “nondiscretionary” matter, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal 1 and your votes will be considered broker non-votes. Broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.

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Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 2) – Ratification of the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal 2 and will have the same effect as votes against this Proposal 2. The ratification of RBSM LLP is a “discretionary” matter, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of RBSM LLP, your broker may use its discretion to vote your uninstructed shares on this Proposal. A failure by your broker to vote your uninstructed shares on this Proposal will result in an abstention, which will have the same effect as a vote against this Proposal.

Q: Who is paying for this proxy solicitation?

A: We will pay for the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. In addition to solicitations by mail, our officers and employees may, without being additionally compensated, solicit proxies in person, by telephone, or by other means of communication. We will also reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to beneficial owners.

Q: Where can I find the voting results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and to publish the final results within four days after the Annual Meeting in a Current Report on Form 8-K filed with the SEC.

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PROPOSAL 1—ELECTION OF DIRECTORS

Our Board currently consists of eight directors. Upon the recommendation of the Nominating and Corporate Governance Committee (the “N&CG Committee”), the Board has nominated the eight current directors for election at the Annual Meeting, which includes Robert Davidson, William Yuan, Gene Salkind, M.D., Ruben King-Shaw, Jr., Joshua Held, Lauren Chung, Ph.D., Anya Goldin, and John Bell.

Each director will be elected to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until earlier resignation or removal.

Each nominee has confirmed that he or she will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the Board. Our Board has no reason to believe that any of the nominees are unable to serve. There are no family relationships between any of our directors or executive officers. There are no legal proceedings related to any of the directors or director nominees which must be disclosed pursuant to Item 401(f) of Regulation S-K. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

Director Qualifications

The Board has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our Company. In selecting directors, the Board seeks to achieve a mix of directors that enhances the diversity of background, skills, and experience on the board, including with respect to age, gender, international background, ethnicity, and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience.

Each director is also expected to:

•	possess fundamental qualities of intelligence, honesty, perceptiveness, maturity, integrity, fairness, and responsibility;

•	have a genuine interest in CURE and recognize that, as a member of the Board, each director is accountable to all of our stockholders, not to any particular interest group;

•	be of the highest ethical character and share the values of CURE as reflected in its Code of Conduct and Ethics;

•	be highly accomplished in his or her field, with superior credentials and recognition;

•	possess sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and

•	have independent opinions and be willing to state them in a constructive manner.

The Board periodically reviews the diversity of skills and characteristics needed in the Board’s oversight of our Company, as well as the effectiveness of the mix of skills and experience. The Board considers the skill areas represented on the Board, those skill areas represented by any directors who are expected to retire or leave the Board in the near future, and recommendations of directors regarding skills that could improve the ability of the Board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

Our N&CG Committee oversees the director nomination process. This committee is responsible for assisting the Board in establishing minimum qualifications for director nominees, including the qualities and skills that members of our Board are expected to possess. When the Board or the N&CG Committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the Board, the N&CG Committee will initiate a search, seeking input from persons whom the N&CG Committee believes are likely to be familiar with qualified candidates, including members of our Board and senior management. The N&CG Committee may also engage a search firm to assist in the identification of qualified candidates, review any candidates that the N&CG Committee has previously identified, and, if necessary, hire a search firm. The N&CG Committee will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board, and other factors that it deems relevant. In conducting its review and evaluation, the N&CG Committee may solicit the views of management and other members of the Board and may conduct interviews of proposed candidates. Based on a satisfactory outcome of its evaluation, the N&CG Committee will make its recommendation on the candidate to the Board.

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The N&CG Committee generally requires that all candidates for the Board be of the highest personal and professional integrity and have demonstrated exceptional ability and judgement. The N&CG Committee will consider whether such candidate will be effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of our stockholders. In addition, the N&CG Committee requires that all candidates have no interests that materially conflict with our interest and those of our stockholders, have meaningful management, advisory or policy making experience, have general appreciation of the major business issues facing us and have adequate time to devote to service on the Board.

Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.

Required Vote of Stockholders

A plurality of the votes cast with respect to each director’s election at the Annual Meeting is required for the election of each director. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Abstentions and broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the election of the above-named nominees to our Board unless otherwise specified in the proxy.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING EIGHT NOMINEES.

Name	Age	Title	Director Since
Robert Davidson	53	Director and Chief Executive Officer	2011
William Yuan	53	Chairman of the Board and Director	2016
Gene Salkind, M.D.	66	Director	2019
Ruben King-Shaw, Jr.	58	Director	2019
Joshua Held	35	Director	2019
Lauren Chung, Ph.D.	47	Director	2019
Anya Goldin	57	Director	2019
John Bell	73	Director	2019

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Robert Davidson – Director and Chief Executive Officer

Robert Davidson has served as a director and as our Chief Executive Officer since July 2011 and served as Chairman of our Board until January 2019. Prior to joining the Company, Mr. Davidson served as President, Chief Executive Officer, and director of InnoZen Inc. from 2003 to 2011, Chief Executive Officer and director of Gel Tech LLC from 1998 to 2001, and Chief Executive Officer and director of Bio Delivery Technologies Inc. from 1999 to 2003. In addition to his service as a director at Innozen, Inc., Gel Tech LLC, and Bio Delivery Technologies Inc., Mr. Davidson served as a director of HealthSport Inc. from 2007 to 2011. Mr. Davidson was responsible for the development of several drug delivery technologies and commercial brand extensions. He has worked with brands such as Chloraseptic™, Suppress™, as well as Pediastrip™, a private label electrolyte oral thin film sold in major drug store chains. Mr. Davidson is also considered an industry expert leader in ODF technology. Mr. Davidson holds a B.S. in Biological Life Sciences from the University of the State of New York, Excelsior College, a Masters Certificate in Applied Project Management from Villanova University, Masters of Public Health from American Military University, Virginia, and a Masters in Health and Wellness from Liberty University, Virginia. Mr. Davidson also holds a Certificate of Sustainable Value Chains and a Masters in Sustainability Leadership from University of Cambridge and is a Certified Performance Enhancement Specialist and Fitness Nutrition Specialist through the National Academy of Sports Medicine. We believe that Mr. Davidson’s executive and board experience as well as his extensive knowledge of ODF and drug delivery technologies qualifies him to serve on our Board.

William Yuan – Director and Chairman of the Board

William Yuan has served as a director of the Company since November 2016 and as Chairman of the Board since January 2019. Mr. Yuan has 23 years in global finance experience and has served as a key strategist and advisor to international institutions. From 2012 to 2016, Mr. Yuan served as Principal of Alliance Industrial Holdings, LLC. From 2000 to 2011 Mr. Yuan served as Chairman and Chief Executive Officer of FH Holdings, an Asian-based investment banking firm. Mr. Yuan has served as an advisor for a number of U.S. companies, including Amgen Corp., Biogen, GE Capital, Warner Brothers Studios, and Fox News. Mr. Yuan has also guided leading Asian institutions such as Sina.com, Shanghai Petrochemicals, Jinlia Pharmaceutical, and Tsingtao Beer Corp. From 1999 to 2003, Mr. Yuan led Merrill Lynch Asset Management Asia, and managed one of the largest pension/retirement funds in the world and simultaneously served as Chairman and Portfolio Manager of the AmerAsia Hedge Fund. In 1993, Mr. Yuan founded and served as managing director of the Corporate Institutional Services Group at Merrill Lynch Asset Management until 1998. From 1988 to 1993 Mr. Yuan served as a senior-vice president and co-manager at Morgan Stanley Smith Barney’s Portfolio Management Corporation with dual functions as co-head of the Capital Markets Derivative team and Chairman of the Technology Investment Management and Executive Policy Committee. He began his finance career at Goldman Sachs as an investment banker in Mergers and Acquisitions. Mr. Yuan is a member of the International Who’s Who of Finance, Technology, Media and Telecom. Mr. Yuan holds a B.S. in Marketing Economics from Cornell University and attended Harvard University’s John F. Kennedy School as a Mason Fellow. We believe that Mr. Yuan’s extensive finance, investment banking, and corporate strategy background as well as his experience advising large pharmaceutical companies such as Amgen, Biogen, and Jinlia Pharmaceutical, qualifies him to serve on our Board.

Gene Salkind, M.D. – Director

Dr. Gene Salkind has served as a director of the Company since January 2019. Dr. Salkind is board certified in neurological surgery by the American Board of Neurological Surgery and has worked as a practicing neurosurgeon at Bruno & Salkind, MD PC since 1985, where he is currently president and shareholder. Dr. Salkind completed various residencies, fellowships, and postgraduate trainings at Abington Memorial hospital, The Graduate Hospital, Veteran’s Administration Hospital, Pennsylvania Hospital, Children’s Hospital of Philadelphia, and the Hospital of the University of Pennsylvania and has had numerous faculty, hospital, and administrative appointments at nearly every major hospital in northeastern Philadelphia and surrounding areas. As a prolific pharmaceutical investor, some of Dr. Salkind’s previous successful investments include Intuitive Surgical, Pharmacyclics, which grew from less than $1 per share to subsequently being acquired by Abbvie for $250/share and Centocor, one of the nation’s largest biotechnology companies, which was acquired by Johnson & Johnson for $4.9 billion in stock. Dr. Salkind has served on the board of DermTech, a private company based in San Diego that has become the global leader in non-invasive dermatological molecular diagnostics, since 2004 and Mobiquity Technologies since 2019. Dr. Salkind holds a B.A. in Biology from the University of Pennsylvania and M.D. from Temple University School of Medicine. We believe that Dr. Salkind’s medical background and experience, as well as his extensive investing experience, qualifies him to serve on our Board.

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Ruben King-Shaw, Jr. – Director

Ruben King-Shaw, Jr. has served as a director of the Company since January 2019. Mr. King-Shaw served as the President of Steward Health Care Network, a risked based provider organization and ACO from June 2018 to January 2020, where he led the business unit focused on managing integrated, coordinated, and community-based health care services delivery in 9 states. Principally, Mr. King-Shaw led the turnaround and sale of Steward Health Care Network’s 220,00 member Medicaid and DSNP managed care plan, Steward Health Choice Arizona, to Blue Cross and Blue Shield of Arizona for a record high valuation. Mr. King-Shaw has since returned to his position of Chief Strategy Officer at Steward Health Care Investors, the physician-driven private equity vehicle that led a management buyout of Steward Health Care System in May of 2020. Since 2005, he has served as the CEO of Mansa Equity Partners, Inc., the King-Shaw family’s personal holding company and investment vehicle. From 2017 to 2018, Mr. King-Shaw served as the interim CEO of Verify ID. Mr. King-Shaw has three decades of executive leadership experience in the healthcare technology and private equity sectors and has held c-suite positions with leading private companies including Neighborhood Health Partnership, Inc. from 1993 to 1993 and JMH Health Plan from 1989 to 1993. He currently serves on the board of directors of privately-held US Retina. He previously served as director of Intelligent Retinal Imaging Systems, Cotiviti Holdings, Inc., Independent Living Systems, WellCare Health Plans, Inc., and Athenahealth, Inc. During the Obama Administration, Mr. King-Shaw served on the Medicare Program Advisory and Oversight Committee and during the W. Bush Administration, he served as Chief Operating Officer and Deputy Administrator of the Centers for Medicare and Medicaid Services (“CMS”), administering a federal budget of $600 billion. Mr. King-Shaw has recently provided advice on healthcare policy to the Trump Administration, including CMS and the National Economic Council. Mr. King-Shaw holds a B.S. in Economics from Cornell University and a Masters in Health Services Administration and Masters in International Business from Florida International University. Mr. King-Shaw also completed advanced studies in Corporate Governance at Harvard Business School. Mr. King-Shaw is a Trustee Emeritus and Presidential Counselor at Cornell University and a member of the Weil Cornell Medicine Board of Overseers. He is also a former Trustee for Meharry Medical College. We believe that Mr. King-Shaw’s executive experience and administrative expertise in the healthcare field qualifies him to serve on our Board.

Joshua Held – Director

Joshua Held has served as a director of the Company since May 2019. From 2009 to 2019, Mr. Held was the founder and Chief Executive Officer of Chemistry Holdings, Inc., a formulation technology company that creates innovative, sustainable delivery systems for a variety of industries, which was acquired by CURE in May 2019. In 2015, Mr. Held founded and served as Chief Executive Officer of Form Factory Inc. f/k/a Made By Science, Inc. until acquired by Acreage Holdings, the largest multi-state cannabis operator, in 2018, at which time he served as President until March 2020. From 2011 to 2015, Mr. Held served as a Vice President of Investments for JP Morgan, where he managed more than $100 million in investment dollars for high-net-worth individuals and families. Mr. Held holds a B.A. in Political Science from the California State University, Long Beach. We believe that Mr. Held’s experience as the founder of multiple medical technology companies qualifies him to serve on our Board.

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Lauren Chung, Ph.D. – Director

Dr. Lauren Chung has served as a director of the Company since August 2019. Dr. Chung has 20 years of healthcare-related investment management and advisory experience. Dr. Chung currently serves as Chief Executive Officer of MINLEIGH LLC, which focuses on identifying, evaluating, and partnering with companies for investments and various strategic, operational, and commercial planning, as well as providing growth capital, a position which Dr. Chung previously held from 2013 until 2016. From 2017 to 2019, Dr. Chung served as a Managing Director in healthcare research at WestPark Capital and from 2016 to 2017 she served as a Senior Healthcare Equity Analyst at Maxim Group. In 2006, Dr. Chung co-founded Tokum Capital , a global healthcare fund, which later merged with Perella Weinberg Partners. Dr. Chung managed healthcare investment portfolios from 2001 to 2006 at RBR Capital, Kingdon Capital, and Pequot Capital. Earlier in her career, Dr. Chung served as a recognized research scientist conducting cutting-edge research in the field of Alzheimer’s disease and Angelman Syndrome at Massachusetts General Hospital/Harvard Medical School and Boston Children’s Hospital, respectively. Dr. Chung has published many highly regarded peer reviewed scientific journals. Dr. Chung currently serves as a member of the board of directors of Todos Medical, a privately-held healthcare company. Dr. Chung holds a Ph.D in Neuropathology from Columbia University and a B.A. in Biochemistry and Economics from Wellesley College. We believe that Dr. Chung’s experience in healthcare investments and her accomplishments in the field of scientific research qualifies her to serve on our Board.

Anya Goldin – Director

Anya Goldin has served as a director of the Company since August 2019. Ms. Goldin is an accomplished executive with 28 years of experience and demonstrated success across the legal, private equity, venture capital, healthcare, and telecommunications industries. Since 2015, she has worked as a consultant advising companies on strategic and business issues, cross-border transactions, corporate restructurings and multi-jurisdictional disputes, as well as has taught International Business Negotiations at the University of Southern California Gould School of Law. Since November 2019, Ms. Goldin has been engaged by global Growth Holdings, Inc. In 2017,  she co-founded Provenance Laboratories, a technology start-up. From 1997 to 2007, Mrs. Goldin practiced at Latham & Watkins, LLP and from 2007 to 2014, she served as General Counsel and Vice President Sistema, a $20-billion London Stock Exchange-listed conglomerate that controlled four other public companies listed on the New York and London Stock Exchanges, as well as a variety of private international assets Ms. Goldin currently serves on the advisory board of Lumia Capital, a California private equity fund, the board of trustees of Westmark School, and the board of the Berkeley Law Los Angeles Alumni Chapter. Ms. Goldin is a member of the State Bar of California, holds a B.A. in Mass Communications from University of California Berkeley, as well as a J.D. from University of California Berkeley School of Law. We believe that Ms. Goldin’s experience in both business and law, specifically her experience related to start-up and technology companies, qualifies her to serve on our Board.

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John Bell – Director

John Bell has served as a director of the Company since November 2019. Mr. Bell has served as Chair of the board of directors of Onbelay Capital Inc., a private equity and investment company based in Cambridge, Canada since 1997 and Chair of the board of directors of Canopy Rivers, an investment holding company since 2018. From 2014 to 2020, Mr. Bell served as Chair of the board of directors, audit committee, and compensation committee of Canopy Growth Corp and from 2013 to 2020 he served as member of the board of directors and Chair of the audit committee of DelMar Pharmaceuticals, Inc. From 1977 to 1995, Mr. Bell was the founder, owner, and Chief Executive Officer of Shred-Tech Inc., a global manufacturer of shredding and recycling equipment and the creator of the mobile shredding industry. From 1995 to 2007 Mr. Bell was owner and Chief Executive Officer of Polymer Technologies Inc., a global manufacturer of auto-parts. From 2006 to 2014, Mr. Bell was the principal shareholder and served as Chairman of the board of directors of BSM Technologies Inc., a fleet management company and from 2007 to 2010 he served as Chief Executive Officer and member of the board of directors of ATS Automation, a factory automation company with 23 global plants. In the past, Mr. Bell has served on the boards of a number of public, private, non-profit, and government institutions, including: Chair of Cambridge Memorial Hospital, Chair of Waterloo Regional Police, Chair of Waterloo Prosperity Counsel, Chair of Waterloo Accelerator Network, and Governor of Stratford Festival. Mr. Bell holds a B.B.A. from Western University Ivey School of Business, is a Fellow of the Chartered Professional Accountants of Ontario, and a graduate of the Institute of Directors Program of Canada. We believe that Mr. Bell’s extensive executive and business experience qualifies him to serve on the Board.

DIRECTOR COMPENSATION

Our director compensation program is intended to enhance our ability to attract, retain, and motivate non-employee directors of exceptional ability and to align the interests of our directors and our stockholders by compensating our non-employee directors with a mix of cash and equity-based compensation. We also reimburse non-employee directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Our Chief Executive Officer does not receive compensation for his service on the Board.

Non-employee directors receive a retainer for their service on the Board and additional retainer fees for their service on committees of our Board and for serving as chair of our Board or any Board committee, in accordance with the following table:

Board/Committee	Annual Retainer if Member ($)	Annual Retainer if Chair ($)
Board	15,000	30,000
Audit	6,000	12,000
Compensation	4,000	8,000
N&CG	3,500	7,000

Equity awards for qualifying non-employee directors consist of (a) an initial restricted stock unit award and (b) an annual award of restricted stock units. Equity awards held by our non-employee directors generally vest in the earlier of (i) the first anniversary of the grant date or (ii) the day immediately preceding the next annual meeting of stockholders following the grant date, subject to the director’s continued service with the Company, and will vest in full immediately prior to the occurrence of a change in control. Prior to the adoption of the Company’s Non-Employee Director Compensation Policy, the Company issued initial stock option awards to the then-existing non-employee directors. The stock options issued generally vest quarterly, beginning on the first quarter anniversary of the vesting start date, subject to continuous service through each vesting date.

The following table sets forth the total compensation paid to non-employee directors during the fiscal year ended December 31, 2019. Robert Davidson, our Chief Executive Officer, served as a member of the Board during 2019, but did not receive any additional compensation for such service as a director.

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2019 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
William Yuan(3)	$17,500	$-	$327,124	$344,624
Gene Salkind, M.D.(4)	11,500	-	327,124	338,624
Ruben King-Shaw, Jr.(5)	12,250	-	327,124	339,374
Joshua Held(6)	12,500	-	370,116	382,616
Lauren Chung, Ph.D.(7)	13,000	82,000	-	95,000
Anya Goldin(8)	11,250	82,000	-	93,250
John Bell(9)	$3,125	$58,083	$-	$61,208

_____________

(1)

Represents the grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718 calculated based on closing price of our common stock on the day of the grant date of the restricted stock units multiplied by the number of shares granted. Restricted stock units are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. For fair value assumptions refer to Note 14 to our financial statements included in our Annual Report on Form 10-K.

(2)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 14 (Stock Incentive Plans) to our financial statements, which are included in our Annual Report on Form 10-K.

(3)	Mr. Yuan serves as the Chairman of the Board and Chair of the Audit Committee. Mr. Yuan had an aggregate number of 200,000 option awards outstanding as of December 31, 2019.

(4)	Dr. Salkind serves as Chair of the Compensation Committee. Dr. Salkind had an aggregate number of 100,000 option awards outstanding as of December 31, 2019.

(5)	Mr. King-Shaw is a member of the Audit Committee and the N&CG Committee. Mr. King-Shaw had an aggregate number of 100,000 option awards outstanding as of December 31, 2019.

(6)	Mr. Held is a member of the Audit Committee and the Compensation Committee. Mr. Held had an aggregate number of 100,000 option awards outstanding as of December 31, 2019.

(7)	Dr. Chung serves as Chair of the N&CG Committee and is a member of the Compensation Committee. Dr. Chung had an aggregate number of 21,579 stock awards outstanding as of December 31, 2019.

(8)	Ms. Goldin is a member of the Compensation Committee and the N&CG Committee. Ms. Goldin had an aggregate number of 21,579 stock awards outstanding as of December 31, 2019.

(9)	Mr. Bell had an aggregate number of 17,601 stock awards outstanding as of December 31, 2019.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board is responsible for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. RBSM served as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and has served as the Company’s independent public accounting firm since 2015.

Although we are not required to have our stockholders ratify the selection of our independent registered public accounting firm, the Audit Committee is submitting the appointment of RBSM to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RBSM; however, the Audit Committee may select RBSM even if our stockholders do not ratify our selection of RBSM. If our stockholders ratify the appointment of RBSM, the Audit Committee will continue to conduct an ongoing review of RBSM and may, it in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of RBSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Required Vote of Stockholders

The foregoing Proposal 2 will be approved upon the affirmative vote of a majority of the votes cast by the holders of common stock that are present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will count as votes against this proposal, since shares with respect to which the shareholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

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Independent Registered Public Accounting Firm Fees

The following table reflects the aggregate fees billed to the Company for professional services rendered by RBSM for the years ended December 31, 2019 and 2018:

Services	2019	2018
Audit Fees(1)	$94,811	$85,811
Audit-Related Fees(2)	45,000	18,000
Tax Fees(3)	6,500	5,000
All Other Fees(4)	—	—
Total fees	$146,311	$108,811

___________

(1)

Audit fees consisted of the aggregate fees for professional services rendered in connection with (i) the audit of our annual financial statements and (ii) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30.

(2)	Audit-related fees consisted of professional services rendered in connection with the Chemistry Holdings, Inc. audit and our Form 8-K/A.
(3)	Tax fees include tax compliance, tax advisory, and tax planning services.
(4)	There were no other fees billed by RBSM during the years ended December 31, 2019 or 2018.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an estimate of the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. These services include audit services, audit-related services, tax services, and other.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated by the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All of the services performed by RBSM for the Company during 2019 were pre-approved by the Audit Committee. Services performed by RBSM for the Company during 2018 were not pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2019 and discussed them with our management and our independent registered public accounting firm, RBSM.

The Audit Committee has also received from, and discussed with, RBSM various communications that RBSM is required to provide to the Audit Committee, including the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

In addition, RBSM provided our Audit Committee with the written disclosures and the letter required by applicable provisions of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm the accounting firm’s independence.

The Audit Committee has also discussed with the independent registered accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

Based on the review and discussions referred to above, our Audit Committee recommended to the Board that CURE’s financial statements audited by RBSM be included in our Annual Report on Form 10‑K for the year ended December 31, 2019, which was filed with the SEC on March 30, 2020. The Audit Committee also appointed RBSM to serve as our independent registered public accounting firm for the year ending December 31, 2020 and is seeking ratification of such appointment by the stockholders.

Audit Committee

William Yuan

Ruben King-Shaw, Jr.

Joshua Held

The foregoing report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of CURE under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CORPORATE GOVERNANCE

Board of Directors Overview

Under our organizational documents and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of our Board, which selectively delegates responsibilities to its standing committees. Our Board currently consists of eight members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management.

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The Board of Directors held five (5) meetings during 2019 and each director attended 100% of the aggregate number of meetings of the Board and of the committees on which he or she served that were held during the time that he or she served as a director or committee member. We expect directors to regularly attend meetings of the Board and of all committees on which they serve. While we do not have a formal policy regarding director attendance at the annual meeting of stockholders, we strongly encourage all members of the Board to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

The Board currently maintains the following three standing committees: the Audit Committee, the Compensation Committee, and the N&CG Committee. The Board has adopted written charters for each of the committees, and those charters are to be reviewed annually by the committees and the Board. Each of the Audit, Compensation, and N&CG Committee charters is available to our stockholders, along with other items related to corporate governance matters, including our Code of Business Conduct and Ethics applicable to all employees, officers and directors, in the Governance section of the Investors page of our website, which is located at www.curepharmaceutical.com. We disclose on our website any amendments to or waivers from our Code of Business Conduct and Ethics, as well as any amendments to the charters of any of our standing committees. Any stockholder may also obtain copies of these documents, free of charge, by sending a request in writing to: Cure Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, California 93033.

Director Independence

The Board utilizes the Nasdaq Marketplace Rules to determine the independence of its directors. Under the Nasdaq Marketplace Rules, a director will qualify as an “independent director” if, among other criteria, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In applying these standards, the Board considers commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. Audit Committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and Compensation Committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Exchange Act.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our Audit Committee, our Board, or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (i) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (ii) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company, or an affiliate of a subsidiary of the listed company.

Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board has determined that, of the eight nominees, William Yuan, Ruben King-Shaw, Jr., Joshua Held, Lauren Chung Ph.D., Anya Goldin, and John Bell qualify as independent directors in accordance with the Nasdaq Marketplace Rules. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in “Certain Relationships and Related-Party Transactions.”

In addition to determining whether each director satisfies the director independent requirements set forth in the Nasdaq Marketplace Rules, in the case of members of our Audit Committee and Compensation Committee, our Board has made an affirmative determination that such members also satisfy separate independence requirements and current standards imposed by Rule 10A-3 and the Nasdaq Marketplace Rules for audit committee members and by Rule 10C-1, the Nasdaq Marketplace Rules, and the IRS for compensation committee members.

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Board Leadership Structure

Our Board is currently chaired by William Yuan, who was appointed to serve in such capacity effective January 9, 2019. As Chairman of the Board, Mr. Yuan facilitates communications between members of our Board and works with management in the preparation of the agenda for each board meeting. All of our directors are encouraged to make suggestions for board agenda items or pre-meeting materials. As a general policy, we believe that separation of the positions of Chairman of our Board and our Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of our Board as a whole. As such, Robert Davidson, our Chief Executive Officer, does not serve as Chairman of the Board. Mr. Yuan presides over the executive sessions of the Board in which Mr. Davidson does not participate.

Our Board has concluded that our current leadership structure is appropriate at this time. However, the Board periodically reviews our leadership structure and may make such changes in the future as it deems appropriate.

Role of the Board in Risk Oversight

Our Board and the Audit Committee are responsible for overseeing the risk management processes on behalf of our Company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our Company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the Board with respect to risk management processes. The Audit Committee and the Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk.

While the Board oversees the risk management of our Company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

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Audit Committee

The functions of our Audit Committee include, among other things:

•	reviewing and approving the engagement of our independent registered public accounting firm to perform audit and any permissible non-audit services;

•

evaluating the performance, independence, and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or to engage a new independent registered public accounting firm;

•

reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent registered public accounting firm and management;

•

reviewing with our independent registered public accounting firm and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning scope, adequacy, and effectiveness of our financial controls;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented, and

•	reviewing and evaluating on an annual basis the performance of the Audit Committee, including compliance of the Audit Committee with its charter.

Our independent auditor is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee, at least annually.

Our Audit Committee consists of William Yuan, who is the Chair of the committee, Ruben King-Shaw, Jr,. and Joshua Held. Our Board has determined that each of the members of our Audit Committee satisfy the Nasdaq Marketplace Rules, Rule 10A-3, and SEC independence requirements. Our Board has also determined that Mr. Yuan qualifies as an audit committee financial expert under applicable SEC Rules and satisfies the Nasdaq Marketplace Rules standards of financial literacy and financial or accounting expertise or experience.

Our Audit Committee held one meeting in 2019, and each member was in attendance at that meeting.

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Compensation Committee

The Compensation Committee’s functions include, among other things:

•	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•	reviewing and approving compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our Chief Executive Officers and our other executive officers;

•

reviewing and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs, reviewing and approving the terms of employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

•	preparing the report that the SEC requires in our annual proxy statement.

Our Compensation committee consists of Gene Salkind, who is the Chair of the committee, Joshua Held, Lauren Chung, and Anya Goldin. Our Board has determined that the composition of the Compensation Committee satisfies the SEC independence requirements.

The Compensation Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate from time to time under the circumstances. The Compensation Committee reviews, determines, and recommends to the Board the compensation of the Chief Executive Officer. While the compensation of the Chief Executive Officer is reviewed and ratified by the Board, the Chief Executive officer shall not be present during such voting or deliberations. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer and any other relevant executive officer.

Neither the Compensation Committee nor the Board retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of the Company during 2019. Our Compensation Committee held one meeting in 2019, and each member was in attendance at that meeting.

Nominating and Corporate Governance Committee

The N&CG Committee’s functions include, among other things:

•	identifying, reviewing, and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

•	evaluating, nominating, and recommending individuals for membership on our Board; and

•	evaluating nominations by stockholders of candidates for election to our Board.

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The N&CG Committee consists of Lauren Chung, who is the Chair of the committee, Ruben King-Shaw, Jr., and Anya Goldin. Our Board has determined that each member of the committee satisfies the Nasdaq Marketplace independence requirements. Our N&CG Committee held one meeting in 2019, and each member was in attendance at that meeting.

The N&CG Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our certificate of incorporation and bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The N&CG Committee will evaluate such recommendations in accordance with its charter, our bylaws, our corporate governance guidelines, and the minimum qualifications and other criteria for Board membership described in “Proposal 1— Election of Directors — Director Qualifications” of this Proxy Statement. The N&CG Committee identifies candidates for director in accordance with the process described in “Proposal 1— Election of Directors — Identifying and Evaluating Nominees for Directors.”

Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require that timely notice of the nomination in proper written form, including all required information as specified in the bylaws, be mailed to the Corporate Secretary at Cure Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, CA 93033. For more information, and for more detailed requirements, please refer to our Bylaws, filed as Exhibit 3.3 to our Current Report on Form 8-K, filed with the SEC on October 4, 2019 or the “Stockholder Proposals for the Next Annual Meeting” section of this Proxy Statement.

Corporate Code of Conduct and Ethics

Our Board has adopted a written code of corporate conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our corporate code of conduct and ethics is available on the Governance section of the Investors page of our website, located at www.curepharmaceutical.com, or upon request in writing to Cure Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, CA 93033. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of corporate conduct and ethics on our website rather than by filing a Current Report on Form 8-K.

Insider Trading Policy

We have adopted an insider trading policy that prohibits our directors, officers and employees from engaging in hedging or monetization transactions involving our securities.

EXECUTIVE OFFICERS

The following table sets forth, as of the date of this Proxy Statement, the names of our executive officers, their ages, and positions. Biographical information for our executive officers as of the date of this Proxy Statement is set forth below. There are no family relationships between any of our directors or executive officers. There are no legal proceedings related to any of the executive officers that must be disclosed pursuant to Item 401(k) of Regulation S-K.

Name	Age	Position
Robert Davidson	53	Chief Executive Officer and Director
Michael Redard	61	Chief Financial Officer and Secretary
Mark Udell	43	Chief Accounting Officer and Treasurer
Jonathan Berlent	51	Chief Business Officer

Robert Davidson – Chief Executive Officer and Director

For biographical information on Robert Davidson, please refer to Proposal 1.

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Michael Redard – Chief Financial Officer

Michael Redard has served as our Chief Financial Officer since May 2019 and Secretary since May 2020. Since 2018, Mr. Redard has served as a Council Member at GLG. Mr. Redard has over 30 years of experience in financial operations, strategic planning, and capital markets across a broad range of industries including medical devices, healthcare, consumer and industrial products, and manufacturing. From 2018 until 2019, Mr. Redard served as Principal of Redard Consulting and from 2011 until 2018, Mr. Redard served as Chief Financial Officer of Casa Pacifica, a California-based behavioral health services provider. Prior to joining Casa Pacifica, Mr. Redard held Chief Financial Officer, Vice President and General Manager positions with several venture and private equity backed companies including Inogen, Medical Analysis Systems (which was later acquired by Thermo Fisher Scientific), CDTi Advanced Materials, and Abrisa Technologies. Mr. Redard’s earlier experience includes serving in various management roles at Pepsi and serving as a public accountant. Mr. Redard is a Certified Public Accountant (inactive) and holds a B.S. in Business Administration from California Polytechnic State University, San Luis Obispo.

Mark Udell – Chief Accounting Officer, Treasurer, and Secretary

Mark Udell has served as our Chief Accounting Officer since November 2018 and Treasurer since July 2011. Mr. Udell previously served as our Chief Financial Officer from July 2011 until November 2018 and as our Secretary from July 2011 until May 2020. Mr. Udell is a Certified Public Accountant with over 21 years of experience in finance and accounting. From 2007 to 2011, Mr. Udell served as Chief Accounting Officer and Controller of InnoZen, Inc., a drug delivery company with manufacturing capabilities, where he was responsible for establishing, monitoring, and enforcing internal policies and procedures, as well as conducting audits and working with external auditors. Mr. Udell gained valuable knowledge in the drug delivery industry during his time at at InnoZen, Inc. and is a key contributor to our development and commercialization of various drug delivery technologies. Prior to Mr. Udell’s time at InnoZen, Inc., he served as Auditing Manager at Green Hasson & Janks, LLP in Los Angeles. Mr. Udell holds a B.S. in Business Economics with a concentration in accounting from the University of California, Santa Barbara.

Jonathan Berlent – Chief Business Officer

Jonathan Berlent has served as our Chief Business Officer since June 2020. Since 2015, Mr. Berlent has served as Managing Principal of Wellness Life Science Corp. Mr. Berlent is an accomplished business growth executive with more than 25 years of private and public company experience focused on strategic partnerships and building businesses seeking to own end-to-end market verticals. Mr. Berlent has led successful strategic business initiatives as a senior executive across the pharmaceutical, healthcare, life sciences, nutraceutical and health & wellness industries, with particular focus on CBD and cannabis, as well as diseases of the central nervous system. Mr. Berlent previously served as Chief Operating Officer of TagLeaf, Inc. from 2019 to 2020, Chief Executive Officer and Chief Financial Officer of Trulee Health/Applied Medical from 2018 to 2019, Managing Director of Red Team Associates from 2016 to 2018, and Managing Director of Torreya Insights from 2015 to 2016. Mr. Berlent holds a B.A. in Economics from University of Michigan and an M.B.A. from New York University Stern School of Business with a concentration in Finance and Management.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during 2019 and 2018 by our principal executive officer and our next two most highly compensated executive officers (our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Robert Davidson(3),	2019	196,667	-	-	736,029	-		932,696
Chief Executive Officer	2018	175,833	-	23,125	251,558	15,082	(4)	465,598

Michael Redard,	2019	106,893	-	-	925,289	-		1,032,182
Chief Financial Officer	2018	-	-	-	-	-		-

Jessica Rousset(5),	2019	180,000	-	-	-	-		180,000
Chief Operating Officer	2018	180,000	-	29,600	208,268	19,284	(4)	437,152

Mark Udell, Chief Accounting Officer,	2019	134,413	-	-	-	-		134,413
Treasurer and Secretary	2018	115,000	-	-	89,258	-		204,258

__________

(1)

Represents the grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718 calculated based on closing price of our common stock on the day of the grant date of the restricted stock units multiplied by the number of shares granted. Restricted stock units are subject to time-based vesting as described below. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. For fair value assumptions refer to Note 14 to our financial statements included in our Annual Report on Form 10-K.

(2)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive officer, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 14 (Stock Incentive Plans) to our financial statements, which are included in our Annual Report on Form 10-K.

(3)	Robert Davidson is also a member of our Board, but does not receive any compensation for his service as a director.
(4)	Represents gross up of payroll taxes paid for restricted stock issued, paid in New Israeli Shekels and converted at average exchange rates for the year.
(5)	Jessica Rousset separated from the Company on May 8, 2020.

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Narrative to Summary Compensation Table

Robert Davidson

We do not have a written employment agreement with Robert Davidson. Mr. Davidson is paid an annual salary of $200,000 to serve as the Company’s Chief Executive Officer.

Michael Redard

On May 15, 2019, the Company entered into an employment agreement with Michael Redard to serve as the Company’s Chief Financial Officer with such customary responsibilities, duties and authority normally associated with such position and as may, from time to time, be assigned to Mr. Redard by the Board, consistent with such position. In the performance of such duties, Mr. Redard shall report to the Chief Executive Officer and receive a base salary at a rate of $170,000 per annum (such annual base salary, as it may be adjusted from time to time, the “Annual Base Salary”). The Annual Base Salary shall be paid in equal installments in accordance with the customary payroll practices of the Company, but no less frequently than monthly. The Board shall review Mr. Redard’s salary at least once a year and shall increase his salary if, in the sole discretion of the Board, an increase is warranted. The term of employment under Mr. Redard’s employment agreement commenced on May 15, 2019 and continued for a period of one year, at which time it was extended by one year, unless terminated by either Mr. Redard or the Company.

Mark Udell

We do not have a written employment agreement with Mark Udell. Mr. Udell is paid an annual salary of $160,000 to serve as the Company’s Chief Accounting Officer.

Jessica Rousset

On March 15, 2017, the Company entered into an employment agreement with Jessica Rousset, our former Chief Operating Officer, to serve as the Company’s Chief Business Officer with such customary responsibilities, duties and authority normally associated with such position. On January 22, 2018, the Company appointed Mrs. Rousset Chief Operating Officer. Prior to her separation from the Company, effective May 8, 2020, Mrs. Rousset’s employment agreement provided for a base salary of $145,000 per annum, which was to be paid in equal installments in accordance with the customary payroll practices of the Company, but no less frequently than monthly. Mrs. Rousset’s salary was subject to Board review at least once a year, pursuant to which the Board could increase her salary if, in its sole discretion, an increase was warranted. The term of employment commenced on March 15, 2017 and continued until Mrs. Rousset’s separation from the Company on May 8, 2020, at which time the Company entered into a separation agreement (the “Separation Agreement”) with Mrs. Rousset whereby the parties agreed to a mutual separation of Mrs. Rousset’s employment, effective May 8, 2020. Pursuant to the terms of the Separation Agreement, Mrs. Rousset is entitled to the following severance benefits: (i) a gross sum of $93,461.54, paid in equal installments over a six-month period; (ii) for a period of six months, an amount equal to the cost of her COBRA health benefits if she enrolls for COBRA coverage; (iii) acceleration of vesting of each equity award held by her to the extent the award would have vested had she remained employed for six months following her resignation; and (iv) an extended exercise period for certain equity awards held by her such that she may exercise vested shares under such outstanding equity awards until May 8, 2021. The Separation Agreement contains a release and certain restrictive covenants that are binding upon Mrs. Rousset.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2019:

Option Awards(1)
		Vesting	Number of Securities Underlying Unexercised Options			Option Exercise	Option
Name	Grant Date	Start Date	Exercisable (#)	Unexercisable (#)		Price ($)	Expiration Date
Robert Davidson	04/06/2018	11/07/2016	265,500	88,500	(2)	$0.74	04/06/2028
Chief Executive Officer	05/07/2018	05/07/2018	25,781	42,969	(2)	$0.61	05/07/2028
	04/11/2019	04/11/2019	28,125	196,875	(2)	$3.40	04/11/2029

Michael Redard	05/30/2019	05/30/2019	50,000	-		$4.01	05/30/2029
Chief Financial Officer	05/30/2019	05/15/2019	25,000	175,000	(2)	$4.01	05/30/2029

Jessica Rousset(3)	04/06/2018	03/15/2017	199,375	90,625	(2)	$0.74
Chief Operating Officer	05/07/2018	05/07/2018	22,500	37,500	(2)	$0.61

Mark Udell	04/06/2018	01/01/2018	65,625	84,375	(2)	$0.74	04/06/2028
Chief Accounting Officer, Treasurer, and Secretary

________

(1)	All option awards set forth in this table have been granted under the 2017 Equity Incentive Plan.

(2)	1/16 of the shares subject to the option will vest quarterly, beginning on the first quarter anniversary of the vesting start date, subject to continuous service through each vesting date.

(3)

In connection with Mrs. Rousset’s resignation, effective May 8, 2020, the Company agreed to accelerate the vesting of each equity award held by her to the extent the award would have vested had she remained employed for six months following her resignation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of outstanding shares of common stock beneficially owned and the percentage of common stock beneficially owned, as of August 3, 2020, by:

•	each person known to us to be the beneficial owner of more than five percent of our then-outstanding common stock;

•	each director and Named Executive Officer; and

•	all of our directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by October 2, 2020 (sixty days after August 3, 2020) through the exercise or conversion of a security or other right. Unless otherwise indicated or pursuant to applicable community property laws, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.

The percentage of beneficial ownership in the table below is based on 51,056,638 shares of common stock deemed to be outstanding as of August 3, 2020.

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Unless otherwise indicated, the address of all individuals listed in the table below is c/o Cure Pharmaceuticals Holding Corp., 1620 Beacon Place, Oxnard, California 93033.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Named Executive Officers and Directors
Robert Davidson(1)	982,578	1.9
Michael Redard(2)	112,500	*
Jessica Rousset(3)	327,500	*
Mark Udell(4)	545,757	1.1
William Yuan(5)	181,250	*
Gene Salkind M.D.(6)	2,361,506	4.6
Ruben King-Shaw, Jr.(7)	75,000	*
Joshua Held(8)	4,255,410	8.3
All executive officers and directors as a group (13 persons) (9)	9,077,559	17.8
Other Greater than 5% Holders
Maci Molecule SPV LLC(10)	9,678,157	19.0

____

*Less than 1%.

(1)	Consists of (i) 541,719 shares of common stock held by Mr. Davidson and (ii) 440,859 shares of common stock underlying stock options exercisable within 60 days of August 3, 2020.

(2)	Consists of 112,500 shares of common stock underlying stock options exercisable by Mr. Redard within 60 days of August 3, 2020.

(3)	Consists of (i) 40,000 shares of common stock held by Ms. Rousset and (ii) 287,500 shares of common stock underlying stock options exercisable within 60 days of August 3, 2020

(4)	Consists of (i) 442,632 shares of common stock held by Mr. Udell and (ii) 103,125 shares of common stock underlying stock options exercisable within 60 days of August 3, 2020.

(5)	Consists of 181,250 shares of common stock underlying stock options held by Mr. Yuan exercisable within 60 days of August 3, 2020.

(6)

Consists of (i) 2,021,877 shares of common stock held by Dr. Salkind, (ii) 43,750 shares of common stock underlying stock options exercisable within 60 days of August 3, 2020 and (iii) 295,879 shares of common stock underlying a warrant exercisable within 60 days of August 3, 2020.

(7)	Consists of 75,000 shares of common stock underlying stock options held by Mr. King-Shaw exercisable within 60 days of August 3, 2020.

(8)	Consists of (i) 4,192,910 shares of common stock held by Mr. Held and (ii) 62,500 shares of common stock underlying stock options exercisable within 60 days of August 3, 2020.

(9)

Includes (i) 60,579 shares of common stock underlying restricted stock units held by certain of our directors not exercisable within 60 days of August 3, 2020 and (ii) 70,000 shares of common stock held by a certain officer and 166,058 of common stock underlying stock options held by certain officers exercisable within 60 days of August 3, 2020.

(10)

Consists of (i) 7,285,375 shares of common stock held by Maci Molecule SPV, LLC (“Maci Molecule”) and (ii) 2,392,782 shares of common stock held by MacArthur Investments, LLC (“MacArthur Investments”). Andrew Sturner is a control person of both Maci Molecule and MacArthur Investments, and may be deemed to have voting and dispositive power over the shares. The address for Maci Molecule and MacArthur Investments is 2890 NE 187th Street, Aventura, FL 90049. In addition, MacArthur Investments is the sole member of Maci Molecule.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Procedures for Approval of Related-Party Transactions

It is our practice and policy to comply with all applicable laws, rules, and regulations regarding related-person transactions. The Company requires that all employees, including officers and directors, disclose to the Chief Executive Officer the nature of any Company business that is conducted with any related party of such employee, officer, or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our Company, the Chief Executive Officer must bring the transaction to the attention of the Audit Committee, which must review and approve the transaction in writing in advance. In considering such transactions, the Audit Committee takes into account the relevant available facts and circumstances.

Related-Party Transactions

On May 8, 2020, Gene Salkind, a member of the Board, purchased 150,000 shares of the Company’s common stock in a private investment for $357,000, representing a price of $2.38 per share, pursuant to a subscription agreement.

OTHER MATTERS

We are not aware of any matter other than those described in this Proxy Statement that will be presented for consideration at the Annual Meeting. In the event that any other matter properly comes before the meeting for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matter.

We will pay the costs of proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to our 2021 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than April 9, 2021, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.

Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials pursuant to Rule 14a-8 of the Exchange Act. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2021 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 1620 Beacon Place, Oxnard, CA, 93033, directed to the attention of our Corporate Secretary, no later than the close of business on June 23, 2021, nor earlier than the close of business on May 24, 2021. For more information, and for more detailed requirements, please refer to our Bylaws, filed as Exhibit 3.3 to our Current Report on Form 8-K, filed with the SEC on October 4, 2019.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, two or more stockholders who share an address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials by e-mail will receive only one copy of the 2019 Annual Report and this Proxy Statement, unless we have received contrary instructions from one or more of the stockholders. This delivery method can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the 2019 Annual Report and this Proxy Statement was delivered may request a separate copy of the 2019 Annual Report and this Proxy Statement, by (a) calling the Company at (805) 824-0410 or (b) sending a letter to Cure Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, CA, 93033, to the attention of our Corporate Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the 2019 Annual Report and this Proxy Statement may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

FURNISHING ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is solicited, upon the written request of such person, a copy of the 2019 Annual Report as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to Cure Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, CA, 93033, to the attention of our Corporate Secretary.

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